UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016

GMS Inc.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia		30084
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On November 18, 2016, certain direct and indirect subsidiaries of GMS Inc. (the “Company”) entered into a Second Amendment to ABL Credit Agreement (the “Second Amendment”) which amends that certain ABL Credit Agreement, dated April 1, 2014 (as amended by that certain First Amendment to ABL Credit Agreement, dated as of February 17, 2016, the “Credit Agreement”), among GYP Holdings III Corp., as borrower, GYP Holdings II Corp., the lenders party hereto and Wells  Fargo  Bank,  N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the lenders from time to time party thereto, and as Swing Line Lender (as defined in the Credit Agreement) and L/C Issuer (as defined in the Credit Agreement).

The Second Amendment amended the Credit Agreement to, among other things, (i) increase the Revolving Credit Commitments thereunder from $300,000,000 to $345,000,000, and (ii) extend the maturity date of the Credit Agreement from April 1, 2019 to the earlier of (a) November 18, 2021 and (b) the date of termination in whole of the Credit Agreement and the obligations thereunder.

The Second Amendment also amended the interest rate margin applicable to  loans borrowed under the Credit Agreement in accordance with the schedule set forth below:

Applicable Rate
Pricing Level	Average Daily Availability	Eurodollar Rate	Base Rate
1	< 33.33%	1.75%	0.75%
2	> 33.33%, but < 66.7%	1.50%	0.50%
3	> 66.7%	1.25%	0.25%

The revised pricing reflects a 0.25% decrease in interest rate margin at each Pricing Level (as defined in the Credit Agreement) relative to the interest rate margins charged at the corresponding Pricing Levels under the Credit Agreement.  Pricing Level 2 will apply until January 31, 2017, and thereafter, interest will accrue as otherwise set forth in the schedule above.

The Second Amendment was subject to various conditions and contains various representations and warranties, including no default or event of default under the Loan Documents (as defined in the Credit Agreement) and bring-downs of the representations and warranties made by the Loan Parties (as defined in the Credit Agreement) in the Loan Documents.

The foregoing description of the Second Amendment does not propose to be complete and is qualified in its entirety by reference to the full text of the Second Amendment,  a  copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures of the material terms and conditions of the Second Amendment contained in Item 1.01 above are hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On November 21, 2016, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference, announcing the Company’s entry into the Second Amendment.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
10.1

Second Amendment, dated November 18, 2016, to ABL Credit Agreement, dated April 1, 2014 (as amended by that certain First Amendment to ABL Credit Agreement, dated February 17, 2016) among GYP Holdings III Corp., as borrower, GYP Holdings II Corp., the lenders party hereto and Wells Fargo Bank, N.A., as administrative agent and collateral agent for the lenders from time to time party thereto, and as Swing Line Lender and L/C Issuer.

99.1	Press Release of GMS Inc. dated November 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: November 21, 2016	By:	/s/ H. Douglas Goforth
Name: H. Douglas Goforth
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Second Amendment, dated November 18, 2016, to ABL Credit Agreement, dated April 1, 2014 (as amended by that certain First Amendment to ABL Credit Agreement, dated February 17, 2016) among GYP Holdings III Corp., as borrower, GYP Holdings II Corp., the lenders party hereto and Wells Fargo Bank, N.A., as administrative agent and collateral agent for the lenders from time to time party thereto, and as Swing Line Lender and L/C Issuer.

99.1	Press Release of GMS Inc. dated November 21, 2016.